LIMITED POWER OF ATTORNEY

I, Danny Luburic, hereby constitute and appoint
ROBERT K. BIGGART and ANGELA M. PLA, with full
powers of substitution or revocation, to serve as
my Attorneys-In-Fact and Agents to exercise the
powers and discretions set forth below:

1. To execute on my behalf any and all Securities
and Exchange Commission ("SEC") (i) Forms 3, 4 and
5 in accordance with Section 16 of the Securities
Exchange Act of 1934, as amended (the "Exchange
Act"), and the rules thereunder, relating to the
disclosure of my beneficial ownership of securities
in Fortune Brands Home & Security, Inc. (the
"Company") and (ii) Forms 144 in accordance with
the Securities Act of 1933, as amended (the
"Securities Act"), and the rules thereunder,
relating to my transactions in the securities of
the Company; and

2. Do and perform any and all acts for and on behalf
of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4,
5 or Form 144 and timely file such form with the SEC
and any stock exchange or similar authority and take
any other action of any type whatsoever in connection
with the foregoing which, in the opinion of such
attorneys-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned.

The undersigned hereby grants to each such attorneys-
in-fact full power and authority to do and perform
any and every act and thing whatsoever requisite,
necessary, or proper to be done in the exercise of
any of the rights and powers herein granted, as fully
to all intents and purposes as the undersigned might
or could do if personally present, with full power of
substitution or revocation, hereby ratifying and
confirming all that such attorneys-in-fact shall
lawfully do or cause to be done by virtue of this Power
of Attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the
request of the undersigned, are not assuming, nor is
the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the
Securities Exchange Act or Rule 144 of the
Securities Act.

This Power of Attorney shall at all times be binding
with respect to all actions taken by the attorneys-
in-fact in accordance with the terms of this Power
of Attorney. The powers granted by this Power of
Attorney shall begin on January 1, 2015 and shall
continue in full force and effect until the
undersigned is no longer required to file Section 16
Reports with respect to the equity securities of
the Company, unless earlier revoked by the undersigned
in a signed writing delivered to the foregoing
attorneys-in-fact.

I, Danny Luburic, executed this Limited Power of
Attorney on this 15th  day of December, 2014.

/s/ Danny Luburic
Danny Luburic